TRANSAMERICA CLASSIC® VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated December 12, 2011

to the

Prospectus dated May 1, 2001

Effective on or about December 12, 2011, the following subaccount name changes will occur:

Current Subaccount Name(1)	New Subaccount Name
Transamerica AEGON Money Market VP	TA AEGON Money Market
Transamerica WMC Diversified Growth VP	TA WMC Diversified Growth

(1)	Also the name of the underlying fund portfolio the subaccount invests in. The underlying fund portfolio name is not changing.

Effective on or about December 12, 2011, the following subaccounts (the “subaccounts”) will be closed to new investments:

•	AllianceBernstein Large Cap Growth Portfolio
•	Janus Aspen – Worldwide Portfolio

“Closed to new investments” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccounts after December 12, 2011.

If you have any amount in the Subaccounts on December 12, 2011, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;
•	withdraw amounts from the Subaccounts; and
•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or automatic asset rebalancing) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccounts.

Any references in the Prospectus to the subaccounts are hereby changed as noted above.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Classic Variable Annuity dated May 1, 2001